Exhibit 20.18

>CAPITAL ONE MASTER TRUST
>Trust Excess Spread Analysis
>June-04

Card Trust Deal Size Expected Maturity(Class A):			COMT 98-1 $591MM 4/15/2008	COMT 99-3 $500MM 7/17/2006

Portfolio Yield			18.18%	18.18%
LESS:	(Wt Avg) Coupon		6.03%	2.09%
	SVC Fees		1.50%	1.50%
	Net Charge-Offs		4.11%	4.11%

Excess Spread:		Jun-04	6.54%	10.48%
		May-04	6.39%	10.35%
		Apr-04	4.85%	9.09%
3-Mo Avg Excess Spread			5.93%	9.97%

Delinquents:	30 to 59 days		1.37%	1.37%
	60 to 89 days		0.89%	0.89%
	90+ days		1.86%	1.86%
Gross Monthly Payment Rate			15.86%	15.86%

>CAPITAL ONE MASTER TRUST
>Trust Excess Spread Analysis
>June-04

Card Trust Deal Size Expected Maturity(Class A):			COMT 00-2 $750MM 06/15/2005	COMT 00-3 $1000MM 08/15/2007

Portfolio Yield			18.18%	18.18%
LESS:	(Wt Avg) Coupon		7.26%	2.11%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.11%	4.11%

Excess Spread:		Jun-04	4.81%	9.97%
		May-04	4.64%	9.83%
		Apr-04	3.12%	8.58%
3-Mo Avg Excess Spread			4.19%	9.46%

Delinquents:	30 to 59 days		1.37%	1.37%
	60 to 89 days		0.89%	0.89%
	90+ days		1.86%	1.86%
Gross Monthly Payment Rate			15.86%	15.86%

>CAPITAL ONE MASTER TRUST
>Trust Excess Spread Analysis
>June-04

Card Trust Deal Size Expected Maturity(Class A):			COMT 00-4 $1200MM 10/17/2005	COMT 01-1 $1200MM 2/15/2008

Portfolio Yield			18.18%	18.18%
LESS:	(Wt Avg) Coupon		5.84%	1.55%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.11%	4.11%

Excess Spread:		Jun-04	6.24%	10.52%
		May-04	6.11%	10.42%
		Apr-04	4.55%	9.09%
3-Mo Avg Excess Spread			5.63%	10.01%

Delinquents:	30 to 59 days		1.37%	1.37%
	60 to 89 days		0.89%	0.89%
	90+ days		1.86%	1.86%
Gross Monthly Payment Rate			15.86%	15.86%

>CAPITAL ONE MASTER TRUST
>Trust Excess Spread Analysis
>June-04

Card Trust Deal Size Expected Maturity(Class A):			COMT 01-2 $1200MM 3/15/2006	COMT 01-3 $750MM 5/15/2006

Portfolio Yield			18.18%	18.18%
LESS:	(Wt Avg) Coupon		4.89%	4.92%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.11%	4.11%

Excess Spread:		Jun-04	7.18%	7.16%
		May-04	7.05%	7.02%
		Apr-04	5.49%	5.47%
3-Mo Avg Excess Spread			6.57%	6.55%

Delinquents:	30 to 59 days		1.37%	1.37%
	60 to 89 days		0.89%	0.89%
	90+ days		1.86%	1.86%
Gross Monthly Payment Rate			15.86%	15.86%

>CAPITAL ONE MASTER TRUST
>Trust Excess Spread Analysis
>June-04

Card Trust Deal Size Expected Maturity(Class A):			COMT 01-5 $1000MM 8/15/2006	COMT 01-6 $1300MM 8/15/2008

Portfolio Yield			18.18%	18.18%
LESS:	(Wt Avg) Coupon		4.79%	1.92%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.11%	4.11%

Excess Spread:		Jun-04	7.28%	10.15%
		May-04	7.15%	10.02%
		Apr-04	5.59%	8.75%
3-Mo Avg Excess Spread			6.68%	9.64%

Delinquents:	30 to 59 days		1.37%	1.37%
	60 to 89 days		0.89%	0.89%
	90+ days		1.86%	1.86%
Gross Monthly Payment Rate			15.86%	15.86%

>CAPITAL ONE MASTER TRUST
>Trust Excess Spread Analysis
>June-04

Card Trust Deal Size Expected Maturity(Class A):			COMT 01-7 $1000MM 10/15/2004	COMT 01-8 $1000MM 10/16/2006

Portfolio Yield			18.18%	18.18%
LESS:	(Wt Avg) Coupon		3.57%	4.22%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.11%	4.11%

Excess Spread:		Jun-04	8.50%	7.85%
		May-04	8.37%	7.72%
		Apr-04	6.81%	6.16%
3-Mo Avg Excess Spread			7.90%	7.25%

Delinquents:	30 to 59 days		1.37%	1.37%
	60 to 89 days		0.89%	0.89%
	90+ days		1.86%	1.86%
Gross Monthly Payment Rate			15.86%	15.86%

>CAPITAL ONE MASTER TRUST
>Trust Excess Spread Analysis
>June-04

Card Trust Deal Size Expected Maturity(Class A):			COMT 02-1 $1000MM 1/15/2009	COMT 02-2 $620MM 3/15/2007

Portfolio Yield			18.18%	18.18%
LESS:	(Wt Avg) Coupon		1.58%	1.52%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.11%	4.11%

Excess Spread:		Jun-04	10.49%	10.56%
		May-04	10.39%	10.46%
		Apr-04	9.06%	9.13%
3-Mo Avg Excess Spread			9.98%	10.05%

Delinquents:	30 to 59 days		1.37%	1.37%
	60 to 89 days		0.89%	0.89%
	90+ days		1.86%	1.86%
Gross Monthly Payment Rate			15.86%	15.86%

>CAPITAL ONE MASTER TRUST
>Trust Excess Spread Analysis
>June-04

Card Trust Deal Size Expected Maturity(Class A):			COMT 02-3 $1350MM 4/15/2005	COMT 02-4 $750MM 5/15/2007

Portfolio Yield			18.18%	18.18%
LESS:	(Wt Avg) Coupon		1.75%	4.49%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.11%	4.11%

Excess Spread:		Jun-04	10.32%	7.58%
		May-04	10.19%	7.45%
		Apr-04	8.91%	5.89%
3-Mo Avg Excess Spread			9.81%	6.97%

Delinquents:	30 to 59 days		1.37%	1.37%
	60 to 89 days		0.89%	0.89%
	90+ days		1.86%	1.86%
Gross Monthly Payment Rate			15.86%	15.86%

>CAPITAL ONE MASTER TRUST

(*) This material is for informational purposes only and is not an offer of securities for sale in the United States.  These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Capital One Master Trust performance statistics are also available at the  Capital One web site:

http://www.capitalone.com/about/invest/financials/abs.shtm